                     AMENDMENT NO. 1 TO CREDIT AGREEMENT AND
                      PARENT GUARANTY AND PLEDGE AGREEMENT

         THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT AND PARENT GUARANTY AND PLEDGE AGREEMENT (this "AMENDMENT NO. 1"), dated as of March 10, 2000, among NEXTEL PARTNERS, INC., a Delaware corporation (the "PARENT"), NEXTEL PARTNERS OPERATING CORP., a Delaware corporation (the "BORROWER"), each of the entities identified as Consenting Obligors on the signature pages hereto (collectively, the "CONSENTING OBLIGORS"), the various financial institutions from time to time parties to the Credit Agreement (as defined below) as lenders (collectively, the "LENDERS"), DLJ CAPITAL FUNDING, INC., as syndication agent (the "SYNDICATION AGENT") for the Lenders, THE BANK OF NEW YORK, as documentation agent (the "DOCUMENTATION AGENT") for the Lenders, BANK OF MONTREAL, as administrative agent (the "ADMINISTRATIVE AGENT") for the Lenders, and Donaldson, Lufkin & Jenrette Securities Corporation, as lead arranger (the "LEAD ARRANGER") and sole book running manager (the "SOLE BOOK RUNNING MANAGER") for the Lenders (the Syndication Agent and the Administrative Agent are collectively referred to herein as the "AGENTS" and each as an "AGENT").

                                   W I T N E S S E T H:

         WHEREAS, the Borrower, the Lenders, the Syndication Agent, the Documentation Agent and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of September 9, 1999 (as in effect from time to time, the "CREDIT AGREEMENT");

         WHEREAS, the Parent and the Administrative Agent are parties to the Parent Guaranty and Pledge Agreement, dated as of January 29, 1999 (as in effect from time to time, the "PARENT GUARANTY AND PLEDGE AGREEMENT");

         WHEREAS, the Parent has issued shares of Class A common stock of the Parent to the public pursuant to an initial, primary offering registered under the Securities Act of 1933, as amended (the "INITIAL PUBLIC OFFERING");

         WHEREAS, in connection with the Initial Public Offering, the Parent proposes to issue not more than $200,000,000 of its 11% senior unsecured notes due 2010 (together with any other notes having substantially identical terms issued in exchange therefor, the "NEW SENIOR NOTES", with the issuance thereof being herein referred to as the "NEW SENIOR NOTES ISSUANCE");

         WHEREAS, the Parent further contemplates the issuance of not more than $200,000,000 of its additional senior unsecured notes (together with any other notes having substantially identical terms issued in exchange therefor, the "ADDITIONAL SENIOR NOTES", with the issuance thereof being herein referred to as the "ADDITIONAL SENIOR NOTES ISSUANCE"), upon terms and conditions (including as to pricing, maturity and covenants) substantially similar to those applicable to the New Senior Notes;

         WHEREAS, in connection with the New Senior Notes Issuance and any Additional Senior Notes Issuance, each of the Parent and the Borrower has requested the Lenders to amend certain terms and provisions of the Credit Agreement and the Parent Guaranty and Pledge Agreement as set forth herein;

         WHEREAS, all Loans and Obligations (such capitalized terms, and other terms used herein, to have the meanings provided in PART I) shall continue to be and shall be fully guaranteed by the Parent Guaranty and Pledge Agreement and the Subsidiary Guaranty and fully secured by, among other things, the Parent Guaranty and Pledge Agreement, the Borrower Security and Pledge Agreement and the Subsidiary Security and Pledge Agreement; and

         WHEREAS, each of Parent and the Borrower desires, and each of the Lenders are willing, upon the terms and conditions hereinafter set forth, to amend the Credit Agreement and the Parent Guaranty and Pledge Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                     PART I

                                   DEFINITIONS

     SUBPART 1.1. CERTAIN DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment No. 1, including its preamble and recitals, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "ADDITIONAL SENIOR NOTES" is defined in the FIFTH RECITAL.

         "ADDITIONAL SENIOR NOTES ISSUANCE" is defined in the FIFTH RECITAL.

         "ADMINISTRATIVE AGENT" is defined in the PREAMBLE.

         "AGENT" and "AGENTS" are defined in the PREAMBLE.

         "AMENDMENT NO. 1" is defined in the PREAMBLE.

         "AMENDMENT NO. 1 EFFECTIVE DATE" is defined in SUBPART 5.1.

         "BORROWER" is defined in the PREAMBLE.

         "CONSENTING OBLIGORS" means each of the entities identified as such on the signature pages hereof.

         "CREDIT AGREEMENT" is defined in the FIRST RECITAL.

         "INITIAL PUBLIC OFFERING" is defined in the THIRD RECITAL.

         "LEAD ARRANGER" is defined in the PREAMBLE.

         "LENDERS" is defined in the PREAMBLE.

         "NEW SENIOR NOTES" is defined in the FOURTH RECITAL.

         "NEW SENIOR NOTES ISSUANCE" is defined in the FOURTH RECITAL.

         "PARENT" is defined in the PREAMBLE.

         "PARENT GUARANTY AND PLEDGE AGREEMENT" is defined in the SECOND
RECITAL.

         "SOLE BOOK RUNNING MANAGER" is defined in the PREAMBLE.

         "SYNDICATION AGENT" is defined in the PREAMBLE.

         SUBPART 1.2. OTHER DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment No. 1, including its preamble and recitals, have the meanings ascribed thereto in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement, the Parent Guaranty and Pledge Agreement or any other Loan Document, as the case may be, shall from and after the Amendment No. 1 Effective Date refer to the Credit Agreement or the Parent Guaranty and Pledge Agreement, as the case may be, as amended hereby.

                                     PART II

                         AMENDMENTS TO CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Amendment No. 1 Effective Date, the Credit Agreement is hereby amended in accordance with this
PART II. Except to the extent amended by this Amendment No. 1, the Credit Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

     SUBPART 2.1. AMENDMENTS TO ARTICLE I. Article I of the Credit Agreement is amended as set forth in this SUBPART 2.1.

          (a) The following new definitions are added to Section 1.1 of the Credit Agreement in their appropriate alphabetical order:

                           "ADDITIONAL SENIOR NOTES" means up to $200,000,000 in
                  aggregate principal amount of 11% senior unsecured notes of the Parent, issued pursuant to the Additional Senior Notes Indenture, as the same may be amended, supplemented or otherwise modified from time to time in accordance with
                  SECTION 7.2.10, together with any other notes having substantially identical terms issued in exchange therefor.

                           "ADDITIONAL SENIOR NOTES INDENTURE" means the
                  Indenture entered into by and between the Parent and The Bank of New York, as trustee thereunder, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with SECTION 7.2.10.

                         "ADDITIONAL SENIOR NOTES ISSUANCE" means the issuance
                    of the Additional Senior Notes pursuant to the Additional Senior Notes Indenture and in accordance with the terms and conditions contained in clause (a)(ii) of Section 5.9 of the Parent Guaranty and Pledge Agreement, as amended by Amendment No. 1.

                           "AMENDMENT NO. 1" means Amendment No. 1 to Credit
                  Agreement and Parent Guaranty and Pledge Agreement, dated as of March 10, 2000, among the Parent, the Borrower, the Consenting Obligors, the Lenders, the Syndication Agent, the Documentation Agent and the Administrative Agent.

                           "AMENDMENT NO. 1 EFFECTIVE DATE" shall have the
                    meaning set forth in Subpart 5.1 of Amendment No. 1.

                           "NEW SENIOR NOTES" means the $200,000,000 in
                  aggregate principal amount of senior unsecured notes due 2010 of the Parent, issued pursuant to the New Senior Notes Indenture, as the same may be amended, supplemented or otherwise modified from time to time in accordance with
                  SECTION 7.2.10, together with any other notes having substantially identical terms issued in exchange therefor.

                           "NEW SENIOR NOTES INDENTURE" means the Indenture
                  entered into by and between the Parent and The Bank of New York, as trustee thereunder, as in effect on the date hereof and as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with SECTION 7.2.10.

                         "NEW SENIOR NOTES ISSUANCE" means the issuance of the
                    New Senior Notes pursuant to the New Senior Notes Indenture on the Amendment No. 1 Effective Date.

                         "PUBLIC OFFERING" means for any Person, any sale of
                  the Capital Stock of such Person to the public pursuant to any primary offering registered under the Securities Act of 1933, as amended.

                  (b) The definition of "Net Debt Proceeds" contained in Section
         1.1 of the Credit Agreement is amended to replace the parenthetical text contained in the second and third lines thereof with the following parenthetical text:

                           "(other than Debt incurred as part of the Transaction or the Option Capitalization Transaction, other Debt permitted by SECTION 7.2.2, and any proceeds of the New Senior Notes Issuance or the Additional Senior Notes Issuance contributed by the Parent to the Borrower),".

                  (c) The definition of "Senior Debt" contained in Section 1.1 of the Credit Agreement is amended to insert the words ", the New Senior Notes or the Additional Senior Notes" immediately following the words "Senior Notes" contained in the second line thereof.

                  (d) The definition of "Senior Notes Documents" contained in
         Section 1.1 of the Credit Agreement is deleted.

                  (e) The definition of "Transaction Documents" contained in
         Section 1.1 of the Credit Agreement is amended to insert the words ", the New Senior Notes Issuance, the Additional Senior Notes Issuance" immediately following the words "the Senior Discount Note Issuance" contained in the seventh line thereof.

         SUBPART 2.2. AMENDMENTS TO ARTICLE VII. Article VII of the Credit Agreement is amended as set forth in this SUBPART 2.2.

                  (a) Section 7.2.6 of the Credit Agreement is amended as follows:

                           (i) The words ", any New Senior Notes and any
                  Additional Senior Notes" are inserted immediately following the words "Senior Notes" contained in the fourth and seventeenth lines of the first paragraph thereof.

                           (ii) The words "the New Senior Notes and the
                  Additional Senior Notes" are inserted immediately following the words "Senior Notes" contained in clause (a)(ii) thereof.

                  (b) Section 7.2.10 of the Credit Agreement is amended to insert the words (i) ", any New Senior Notes or any Additional Senior Notes" immediately following the words "any Senior Discount Notes" contained in the fifth line thereof and (ii) ", the New Senior Notes Issuance or the Additional Senior Notes Issuance" immediately following the words "the Senior Discount Note Issuance" contained in the sixth line thereof.

                                    PART III

                          AMENDMENT TO PARENT GUARANTY
                          AND PLEDGE AGREEMENT, CONSENT

         Effective on (and subject to the occurrence of) the Amendment No. 1 Effective Date, the Parent Guaranty and Pledge Agreement is hereby amended in accordance with this PART III. Except to the extent amended by this Amendment No. 1, the Parent Guaranty and Pledge Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

         SUBPART 3.1. AMENDMENT TO ARTICLE V. Section 5.9 of the Parent Guaranty and Pledge Agreement is amended to replace existing clause (a) thereof with a new clause (a) to read in its entirety as follows:

                  "(a) Indebtedness in respect of (i) the Senior Notes and the New Senior Notes and (ii) the Additional Senior Notes; PROVIDED, THAT,

                           (A) the aggregate outstanding principal amount of
                  Indebtedness evidenced by the Additional Senior Notes shall not exceed $200,000,000 at any time outstanding and the Additional Senior Notes Issuance shall have occurred not later than the one-year anniversary of the Amendment No. 1 Effective Date;

                           (B) the Agents shall have received (with copies for
                  each Lender that shall have expressly requested copies thereof) a fully-executed copy of the Additional Senior Notes Indenture, and all certificates, opinions and other documents delivered thereunder, pursuant to which the Additional Senior Notes shall have been issued upon terms and conditions (including as to pricing, maturity and covenants) substantially similar to those contained in the New Senior Notes Indenture and in form and substance satisfactory to the Agents;

                           (C) no Default shall have occurred and be continuing
                  on the date of the Additional Senior Notes Issuance, nor would a Default result from the Additional Senior Notes Issuance;

                           (D) after giving effect to the Additional Senior
                  Notes Issuance, the Parent and its Subsidiaries shall be in PRO FORMA compliance with the covenants set forth in Section 7.2.4 of the Credit Agreement for the most recent full Fiscal Quarter immediately preceding the date of the Additional Senior Notes Issuance for which relevant financial information has been delivered pursuant to clause (a) or (b) of Section 7.1.1 of the Credit Agreement;

                           (E) all Net Debt Proceeds received by the Parent from
                  the Additional Senior Notes Issuance shall be applied by the Parent to finance Capital Expenditures associated with the Network Build-out and ongoing working capital and general corporate needs of the Borrower and its Subsidiaries or to redeem, repurchase or exchange all or part of the Senior Discount Notes; and

                           (F) an Authorized Officer of the Parent shall have
                  delivered a certificate to the Agents in form and substance satisfactory to the Agents (including calculation of compliance with the covenants set forth in Section 7.2.4 of the Credit Agreement) certifying as to the accuracy of CLAUSES
                  (A) through (E) above; and"

         By their signatures below, each of the Lenders consents, subject to the terms and conditions set forth in this Amendment No. 1, the Credit Agreement and the Parent Guaranty and Pledge Agreement (each as modified by this Amendment No.
1), to the New Senior Notes Issuance and Additional Senior Notes Issuance and the incurrence of the Indebtedness in respect of the New Senior Notes and the Additional Senior Notes; PROVIDED, HOWEVER, that all of the Net Debt Proceeds received by the Parent from the New Senior Notes Issuance and the Additional Senior Notes Issuance shall be applied by the Parent to finance Capital Expenditures associated with the Network Build-out and the ongoing working capital and general corporate needs of the Borrower and its Subsidiaries or, in the case of the Additional Senior Notes Issuance only, to redeem, repurchase or exchange all or part of the Senior Discount Notes.

                                     PART IV

                             AFFIRMATION AND CONSENT

         SUBPART 4.1. ACKNOWLEDGMENT AND REAFFIRMATION. Each of the Parent and the Consenting Obligors hereby acknowledges the amendments to the Credit Agreement and the Parent Guaranty and Pledge Agreement pursuant to the terms and provisions set forth in this Amendment No. 1. Each of the Parent and the Consenting Obligors hereby reaffirms, as of the Amendment No. 1 Effective Date,
(i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, as such covenants and agreements may be modified by this Amendment No. 1 and the transactions contemplated hereby, and
(ii) its guarantee of payment of, and grant of security interest to secure, all Obligations under the Credit Agreement, the Notes and each other Loan Document pursuant to the Security Documents to which the Parent or such Consenting Obligor is a party.

         SUBPART 4.2. REPRESENTATIONS AND WARRANTIES, ETC. Each of the Parent and the Consenting Obligors hereby certifies that, as of the date hereof (both before and after giving effect to the occurrence of the Amendment No. 1 Effective Date), the representations and warranties made by it contained in the Loan Documents to which it is a party are true and correct in all material respects with the same effect as if made on the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date).

         SUBPART 4.3. LOAN DOCUMENTS. Each of the Parent and the Consenting Obligors further confirms that each Loan Document to which it is a party is and shall continue to be in full force and effect and the same is hereby ratified and confirmed in all respects, except that upon the occurrence of the Amendment No. 1 Effective Date, all references in such Loan Documents to the "Credit Agreement", "Parent Guaranty and Pledge Agreement", "Loan Documents", "thereunder", "thereof", or words of similar import shall mean the Credit Agreement, the Parent Guaranty and Pledge Agreement and the Loan Documents, as the case may be, in each case after giving effect to the amendments and other modifications provided for in this Amendment No. 1.

         SUBPART 4.4. COURSE OF DEALING, ETC. Each of the Parent and the Consenting Obligors hereby acknowledges and agrees that the acceptance by the Agents and each Lender of this document shall not be construed in any manner to establish any course of dealing on the Agent's or Lender's part, including the providing of any notice or the requesting of any acknowledgment not otherwise expressly provided for in any Loan Document with respect to any future amendment, waiver, supplement or other modification to any Loan Document or any arrangement contemplated by any Loan Document.

                                     PART V

                           CONDITIONS TO EFFECTIVENESS

         SUBPART 5.1. EFFECTIVE DATE. This Amendment No. 1 shall be and become effective upon the prior or concurrent satisfaction of each of the conditions precedent set forth in this SUBPART 5.1 (the "AMENDMENT NO. 1 EFFECTIVE DATE").

         SUBPART 5.1.1. EXECUTION OF COUNTERPARTS. The Agents shall have received counterparts of this Amendment No. 1 duly executed by the Parent, the Borrower, the Consenting Obligors and the Required Lenders (or evidence thereof satisfactory to the Agents). The delivery of an executed counterpart hereof by the Borrower shall constitute a representation and warranty by the Borrower that, on the Amendment No. 1 Effective Date, after giving effect to this Amendment No. 1, all statements set forth in Article VI of the Credit Agreement, as amended by this Amendment No. 1, are true and correct as of such date (unless stated to relate solely to an earlier date, in which case such representation and warranty were true and correct in all material respects as of such earlier date).

         SUBPART 5.1.2. RESOLUTIONS, ETC. The Agents shall have received from the Parent, the Borrower and each Consenting Obligor, as applicable, (i) a copy of a good standing certificate, dated a date reasonably close to the Amendment No. 1 Effective Date, for each such Person and (ii) a certificate, dated the Amendment No. 1 Effective Date and with counterparts for each Lender, duly executed and delivered by such Person's Secretary or Assistant Secretary as to

                  (a) resolutions of each such Person's board of directors then in full force and effect authorizing, to the extent relevant, all aspects of the New Senior Notes Issuance and the Additional Senior Notes Issuance applicable to such Person, and the execution, delivery and performance of Amendment No. 1 and each other Loan Document to be executed by such Person and the transactions contemplated hereby and thereby;

                  (b) the incumbency and signatures of those of its officers or managing members authorized to act with respect to Amendment No. 1 and each other Loan Document to be executed by such Person; and

                  (c) the full force and validity of each Organic Document of such Person and copies thereof,

upon which certificates each Agent and each Lender may conclusively rely until it shall have received a further certificate of the Secretary, Assistant Secretary or other duly authorized representative of any such Person canceling or amending the prior certificate of such Person.

         SUBPART 5.1.3. NEW SENIOR NOTES INDENTURE. The Agents shall have received (with copies for each Lender that shall have expressly requested copies thereof) a fully-executed copy of the New Senior Notes Indenture and all certificates, opinions and other documents delivered thereunder, certified to be true and complete copies thereof by an Authorized Officer of the Parent.

         SUBPART 5.1.4. IPO PROCEEDS. The Agents shall have received evidence satisfactory to each of them that the Parent received funded proceeds from the Initial Public Offering of not less than $450,000,000.

         SUBPART 5.1.5 OPINION OF COUNSEL. The Agents shall have received an opinion, dated the Amendment No. 1 Effective Date and addressed to the Agents and all Lenders from Friedman Kaplan & Seiler LLP, New York counsel to the Parent, the Borrower and each of the Consenting Obligors, satisfactory in form and substance to the Syndication Agent and its counsel. Such legal opinion shall cover such matters incident to the transactions contemplated by Amendment No. 1 as the Syndication Agent may reasonably require.

         SUBPART 5.1.6. PAYMENT OF FEES AND EXPENSES. The Administrative
Agent shall have received, for the account of each Lender which shall have delivered to the Agents a duly executed counterpart of this Amendment No. 1 by March 7, 2000, an amendment fee in the amount of .10% of such Lender's
Loans and Commitments. In addition, the Borrower hereby agrees to pay and reimburse the Syndication Agent for all its reasonable fees and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment No. 1 and related documents, including all reasonable fees and disbursements of counsel to the Syndication Agent.

         SUBPART 5.1.7. SATISFACTORY LEGAL FORM. The Syndication Agent and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such materials, as the Syndication Agent or its counsel may reasonably request, and all legal matters incident to the effectiveness of this Amendment No. 1 shall be satisfactory to the Syndication Agent and its counsel. All documents executed or submitted pursuant hereto or in connection herewith shall be reasonably satisfactory in form and substance to the Syndication Agent and its counsel.

         SUBPART 5.2. LIMITATION. Except as expressly provided hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement, the Parent Guaranty and Pledge Agreement and each other Loan Document shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments, modifications and consents set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Credit Agreement or the Parent Guaranty and Pledge Agreement or of any term or provision of any other Loan Document or other instrument referred to therein or herein, or of any transaction or further or future action on the part of the Parent, the Borrower or any other Person which would require the consent of the Agents or any of the Lenders under the Credit Agreement, the Parent Guaranty and Pledge Agreement or any such other Loan Document or instrument.

                                     PART VI

                                  MISCELLANEOUS

         SUBPART 6.1. CROSS-REFERENCES. References in this Amendment No. 1 to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment No. 1. References in this Amendment No. 1 to any Article or Section are, unless otherwise specified, to such Article or Section of the Credit Agreement or the Parent Guaranty and Pledge Agreement, as the case may be.

         SUBPART 6.2. LOAN DOCUMENT. This Amendment No. 1 is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement, as amended hereby, including
Article X of the Credit Agreement.

     SUBPART 6.3. COUNTERPARTS, ETC. This Amendment No. 1 may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same Agreement.

     SUBPART 6.4. GOVERNING LAW. THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     SUBPART 6.5. SUCCESSORS AND ASSIGNS. This Amendment No. 1 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     SUBPART 6.6. PAYMENT OF FEES AND EXPENSES. The Borrower agrees to pay and reimburse the Agents for all its reasonable expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment No. 1 and related documents, including all reasonable fees and disbursements of counsel to the Agents.

              [INTENTIONALLY LEFT BLANK - - SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

PARENT:                                      NEXTEL PARTNERS, INC.,
                                             a Delaware corporation

                                             By:   /s/ Donald J. Manning
                                                ---------------------------
                                             Name:    Donald J. Manning
                                             Title:   Vice President

BORROWER:                                    NEXTEL PARTNERS OPERATING CORP.,
                                             a Delaware corporation

                                             By:   /s/ Donald J. Manning
                                                ---------------------------
                                             Name:    Donald J. Manning
                                             Title:   Vice President

CONSENTING OBLIGORS:                         NPCR, INC.,
                                             a Delaware corporation

                                             By:   /s/ Donald J. Manning
                                                ---------------------------
                                             Name:    Donald J. Manning
                                             Title:   Vice President

                                             NEXTEL PARTNERS OF UPSTATE
                                             NEW YORK, INC.,
                                             a Delaware corporation

                                             By:   /s/ Donald J. Manning
                                                ---------------------------
                                             Name:    Donald J. Manning
                                             Title:   Vice President